UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 6, 2006

IDAHO GENERAL MINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

                                000-50539                                                                 91-0232000

                       (Commission File Number)                                          (IRS Employer Identification No.)

              10 N. Post St., Suite 610, Spokane, WA                                                                     99201

               (Address of Principal Executive Offices)                                                                      (Zip Code)

(509) 838-1213

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On June 6, 2006, Idaho General Mines, Inc. (the “Company”) filed a Plan of Operations with the Bureau of Land Management with respect to its Mount Hope molybdenum project in Nevada.  A copy of the press release issued by the Company on June 12, 2006 with respect to the filing of the Plan of Operations is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release dated June 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDAHO GENERAL MINES, INC.

(Registrant)

Date:  June 12, 2006

By:   /s/ Robert L. Russell

        Robert L. Russell

        President and Chief Executive Officer